Commitments	12 Months Ended
Dec. 31, 2022
Commitments [Abstract]
Commitments

Note 11 - Commitments

A.	CEO service agreement

On February 24, 2020, a Consulting Agreement was signed by the Company and Mr. Uri Gilboa (the “Consulting Agreement” and “Mr. Gilboa”, respectively). The Consulting Agreement was in respect of rendering Chief Executive Officer (“CEO”) services and its major provisions were as follows:

1.	Defining the position, powers and subordination

1.1	Mr. Gilboa was appointed to the full-time position of Company CEO, under which, inter alia, Mr. Gilboa will be responsible for the ongoing management of the Company, including but not limited to, relations with investors, relations with the various authorities regarding the Company’s operations, relations with financial institutions that accompany the operations of the Company and with their various consultants, as well as additional activities, all as demanded from time to time by the Company’s board of directors (the “Services” and “Board of Directors”, respectively).

1.2	During the entire period in which Mr. Gilboa will fulfill his position as the Company’s CEO and render the services under the Consulting Agreement, Mr. Gilboa will report directly to the Company’s Board of Directors.

2.	The appointment of Mr. Gilboa as the Company’s CEO became effective September 1, 2019 and the Consulting Agreement will continue being in effect until termination, as defined in the Consulting Agreement.

3.	Remuneration and fringe benefits

3.1	Mr. Gilboa is entitled to a monthly amount of NIS 60 plus VAT. Such payment includes all payments that are due to the Mr. Gilboa in respect of fulfillment of CEO position, including services rendered outside of normal working hours, including days of rest.

3.2	Mr. Gilboa is entitled to receive reimbursement of reasonable expenses incurred to fulfill his CEO position. The reimbursements will be paid against receipts or other document in accordance with the Company’s procedures.

3.3	Mr. Gilboa is entitled to insurance coverage, indemnification and exemption from liability, as is customary practice regarding senior officer and directors.

4.	In 2020, Mr. Gilboa was granted 232,000 non-negotiable options exercisable into ordinary shares over 4-years period based on a vesting schedule which may be subject to acceleration upon occurrence of events set out in the Consulting Agreement. See Note 13 below.

5.	Mr. Gilboa will be entitled to annual bonus of up to total amount of NIS 360 or higher amount, at the discretion of the Company’s Board of Directors and subject to provisions of the remuneration policy in effect from time to time. During the year ended December 31, 2020, the CEO was entitled to award of NIS 360.

On February 16, 2021, the Company’s shareholders approved to update the employment terms of Mr. Gilboa, to be effective from September 1, 2020 over 3-years period. These terms included: (1) monthly compensation of NIS 90, plus VAT, to be updated annually by 12%, subject to the approval of the Company’s Board of Directors; (2) annual contingent bonus for each year in which Mr. Gilboa rendered management services to the Company, in an amount of up to 6 monthly salaries, as shall be in effect at that time, subject to discretion of the Company’s Board of Directors and subject to provisions of the remuneration policy in effect from time to time; (3) grant of 126,000 options exercisable into the same number of ordinary shares, at an exercise price of NIS 36 per share, to vest over a 4-years period. For more information, see Note 17 below.

B.	Leasing transaction - see Note 8 above.